UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06500

Name of Fund:   BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2014

Municipal Market Conditions

The latter part of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended July 31, 2014, municipal bond funds saw net outflows of approximately $35 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended July 31 remained relatively strong at $303 billion (but meaningfully lower than the $364 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2014
6 months: 4.11%
12 months: 7.38%

A Closer Look at Yields

From July 31, 2013 to July 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 90 basis points (“bps”) from 4.20% to 3.30%, while 10-year rates decreased 41 bps from 2.67% to 2.26% on and 5-year rates fell 5 bps from 1.27% to 1.22% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 78 bps and the spread between 2- and 10-year maturities flattened by 29 bps.

During the same time period, U.S. Treasury rates fell by 32 bps on 30-year and 2 bps on 10-year bonds, while moving up 37 bps in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.30% based on market price and 16.19% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Fund’s longer-dated holdings in the health care, education and transportation sectors experienced strong price appreciation, aiding performance. The Fund also benefited from its holdings in the State of California, as the continued improvement in the State’s economy was a catalyst for price appreciation during the period.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2014 ($12.94)[1]	6.54%
Tax Equivalent Yield[2]	11.55%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of July 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$12.94	$12.32	5.03%	$13.52	$11.67
Net Asset Value	$14.42	$13.27	8.67%	$14.49	$12.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
Transportation	37%	28%
County/City/Special District/School District	23	25
Utilities	17	21
Health	12	8
State	6	9
Education	2	6
Tobacco	2	2
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	6%	7%
AA/Aa	67	65
A	25	28
BBB/Baa	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	1
2016	2
2017	1
2018	25

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	7

Fund Summary as of July 31, 2014	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.16% based on market price and 16.04% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 15.36% based on market price and 15.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Security selection also helped performance, particularly with respect to the Fund’s holdings of high quality school district issues, which performed well amid the improvement in the State of California’s finances. The Fund’s use of tender option bonds amplified the positive effect of falling rates on performance.

•

The Fund’s cash reserves were generally maintained at a minimal level. However, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.37)[1]	6.10%
Tax Equivalent Yield[2]	12.43%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Economic Leverage as of July 31, 2014[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.37	$13.66	5.20%	$15.15	$13.00
Net Asset Value	$16.14	$14.83	8.83%	$16.23	$14.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
County/City/Special District/School District	41%	39%
Utilities	23	26
Transportation	10	9
Health	10	9
Education	9	12
State	7	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	10%	10%
AA/Aa	79	76
A	11	14

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	10
2016	9
2017	17
2018	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	9

Fund Summary as of July 31, 2014	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 15.39% based on market price and 14.84% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 12.67% based on market price and 12.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened substantially over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of Michigan state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2014 ($12.56)[1]	6.31%
Tax Equivalent Yield[2]	11.64%
Current Monthly Distribution per Common Share[3]	$0.066
Current Annualized Distribution per Common Share[3]	$0.792
Economic Leverage as of July 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$12.56	$11.64	7.90%	$13.07	$11.03
Net Asset Value	$14.26	$13.28	7.38%	$14.32	$12.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
Health	20%	15%
County/City/Special District/School District	19	25
Education	18	16
Utilities	16	15
State	11	14
Transportation	9	9
Housing	5	4
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	2%	1%
AA/Aa	78	76
A	20	22
BBB/Baa	—	1
N/R2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $160,241 and $164,281, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	10
2016	5
2017	8
2018	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	11

Fund Summary as of July 31, 2014	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 9.95% based on market price and 14.21% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 12.03% based on market price and 12.89% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve was a strong contributor to total return. This positioning allowed the Fund to maximize its income while also benefiting from the flattening of the yield curve. (Longer-dated yields declined more than shorter-maturity yields.) The Fund’s exposure to lower coupon and zero-coupon bonds contributed positively to results, as these securities experienced strong price performance due to their relatively long durations for their respective maturities.

•

The Fund’s holdings in the health care, corporate and transportation sectors — the better performing areas of the market — were particularly beneficial. The Fund’s significant exposure to high-quality (A-rated) issues had a positive impact on results as the market’s strong performance during the period was concentrated in this credit quality tier. Additionally, the Fund benefited from income generated from coupon payments on its portfolio of municipal bond holdings. The use of leverage allowed the Fund to maximize its income.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2014 ($12.71)[1]	6.09%
Tax Equivalent Yield[2]	12.33%
Current Monthly Distribution per Common Share[3]	$0.0645
Current Annualized Distribution per Common Share[3]	$0.7740
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$12.71	$12.34	3.00%	$13.48	$11.64
Net Asset Value	$14.09	$13.17	6.99%	$14.14	$12.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
County/City/Special District/School District	27%	28%
Transportation	24	26
Education	17	14
Utilities	10	9
State	11	11
Health	6	6
Housing	3	4
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	16%	15%
AA/Aa	60	49
A	21	33
BBB/Baa	2	2
BB/Ba	1	1
N/R2	—	—
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $3,040,070 and $2,889,618, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	9%
2015	13
2016	6
2017	10
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	13

Fund Summary as of July 31, 2014	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.35% based on market price and 16.23% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened substantially over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.46)[1]	6.60%
Tax Equivalent Yield[2]	11.66%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.46	$12.80	5.16%	$14.10	$12.04
Net Asset Value	$14.84	$13.64	8.80%	$14.94	$13.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation
	7/31/14	7/31/13
Transportation	25%	27%
County/City/Special District/School District	20	17
Utilities	19	17
State	16	18
Health	9	9
Education	8	9
Housing	2	2
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/14	7/31/13
AAA/Aaa	12%	10%
AA/Aa	65	62
A	21	26
BBB/Baa	2	1
N/R	—	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	4%
2015	1
2016	5
2017	16
2018	22

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	15

Schedule of Investments July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$6,057,708
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,027,326

		7,085,034
California — 23.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,696,905
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,429,119
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,663
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,800	2,079,486
5.25%, 5/01/33	1,410	1,560,898
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,489,262
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,081,484
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,965,605
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,654,838
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,112,225
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	2,445	2,885,613
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,527,050
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,296,040
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,850,188
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,016,673
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B, 5.50%, 7/01/16 (a)	5,190	5,708,533
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/30	5,000	5,976,600
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,440,810
Various Capital Projects, Series I, 5.50%, 11/01/31	3,130	3,697,093
Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, RB (concluded):
Various Capital Projects, Series I, 5.50%, 11/01/33	$3,000	$3,546,150
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,094,884
University of California, Refunding RB, Medical Center Regents, Series J, 5.25%, 5/15/38	7,580	8,587,988

		76,953,107
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,718,145
5.50%, 11/15/30	565	638,134
5.50%, 11/15/31	675	756,209
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,756,687

		6,869,175
Florida — 21.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	454,742
City of St. Petersburg Florida Public Utility, Refunding RB (NPFGC), 5.00%, 10/01/35	6,500	6,765,460
County of Broward Florida Airport System, ARB, Series A, AMT, 5.13%, 10/01/38	5,665	6,002,464
County of Department Miami-Dade Florida, RB, Seaport, Series A, 5.38%, 10/01/33	1,765	1,956,044
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,358,743
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,722,625
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.50%, 10/01/42	3,000	3,325,320
Series B, AMT, 6.25%, 10/01/38	800	934,936
Series B, AMT, 6.00%, 10/01/42	1,060	1,210,796
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,630	4,167,240
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.25%, 10/01/41	4,610	4,899,831
Miami International Airport (AGM), 5.50%, 10/01/41	4,180	4,701,789
5.00%, 10/01/31	5,155	5,544,305
5.00%, 10/01/32	5,000	5,345,150
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,412,896

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	ERB	Education Revenue Bonds	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	FHA	Federal Housing Administration	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	GAB	Grant Anticipation Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	HDA	Housing Development Authority	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	Q-SBLF	Qualified School Bond Loan Fund
BOCES	Board of Cooperative Educational Services	HRB	Housing Revenue Bonds	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
COP	Certificates of Participation	IDB	Industrial Development Board	SONYMA	State of New York Mortgage Agency
EDA	Economic Development Authority	IDRB	Industrial Development Revenue Bonds	Syncora	Syncora Guarantee
EDC	Economic Development Corp.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	$1,805	$2,024,199
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,740,692

		69,567,232
Georgia — 2.0%
City of Augusta Georgia Water & Sewerage, RB (AGM), 5.25%, 10/01/34	6,290	6,336,043
Hawaii — 0.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	850,800
5.25%, 8/01/26	1,205	1,374,929

		2,225,729
Idaho — 0.0%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	140	140,195
Illinois — 17.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,250,440
Series C, 6.50%, 1/01/41	9,085	10,869,294
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/29	1,125	1,190,914
5.25%, 1/01/33	1,460	1,520,473
City of Chicago Illinois Midway Airport, Refunding GARB, AMT, 2nd Lien, Series A:
5.50%, 1/01/28	1,000	1,124,510
5.50%, 1/01/29	1,500	1,675,305
5.38%, 1/01/33	2,000	2,168,780
5.00%, 1/01/41	970	1,010,643
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,785,492
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,198,691
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,625,010
Sales Tax Receipts, 5.00%, 12/01/44	2,355	2,517,613
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,114,460
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,408,227
5.50%, 12/01/38	1,980	2,212,610
5.25%, 12/01/43	3,000	3,240,990
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,733,755
6.00%, 6/01/28	670	779,826
State of Illinois, GO:
5.25%, 2/01/31	1,495	1,573,816
5.25%, 2/01/32	2,320	2,429,550
5.50%, 7/01/33	1,000	1,068,200
5.50%, 7/01/38	700	741,426
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,801,750

		55,041,775
Indiana — 1.0%
Indiana Finance Authority, RB, Private Activity Bond (Ohio River Bridges), Series A, AMT, 5.00%, 7/01/40	460	476,551
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,633,781

		3,110,332
Municipal Bonds	Par (000)	Value
Louisiana — 1.5%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	$2,225	$2,518,233
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	2,020	2,209,637

		4,727,870
Massachusetts — 1.2%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	2,240	2,445,184
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,541,445

		3,986,629
Michigan — 4.2%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien:
Series B (AGM), 7.50%, 7/01/33	1,330	1,455,525
Series C-1 (AGM), 7.00%, 7/01/27	4,180	4,536,429
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,687,273
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,115	4,017,696

		13,696,923
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,323,904
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,405	3,126,692
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,133,280

		4,259,972
Nevada — 2.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,468,437
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,000	5,408,900

		8,877,337
New Jersey — 5.3%
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	1,940	2,058,049
(AGM), 5.00%, 1/01/31	1,355	1,467,600
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,664,792
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,356,210
Series A (AGC), 5.63%, 12/15/28	2,930	3,426,694
Series AA, 5.50%, 6/15/39	3,040	3,360,872

		17,334,217
New York — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Series EE:
2nd General Resolution 5.38%, 6/15/43	2,220	2,595,802
Fiscal 2009, 5.25%, 6/15/40	6,930	7,824,524
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	940	1,069,372

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	$8,500	$9,328,835
Series A-1, 5.25%, 11/15/39	1,550	1,723,151
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,246,060

		24,787,744
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,480	1,675,567
5.25%, 2/15/31	2,500	2,814,575

		4,490,142
Pennsylvania — 1.6%
State of Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,115	1,221,416
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/37	2,500	2,767,750
5.25%, 6/01/43	1,100	1,213,465

		5,202,631
South Carolina — 4.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,325,128
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,323,082
5.50%, 7/01/41	2,500	2,739,550
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	2,500	2,818,400

		13,206,160
Texas — 19.0%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	2,345	2,665,538
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,866,202
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	620	756,146
6.50%, 7/01/37	2,380	2,669,765
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	4,555	5,124,193
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,678,970
Series H, 5.00%, 11/01/37	1,810	1,894,980
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,433,297
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	7,000	7,965,440
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A (NPFGC), 5.63%, 1/01/33	10,975	12,209,358
Series A (NPFGC), 5.75%, 1/01/40	11,575	12,936,336
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,117,610
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,152,250
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,213,401

		61,683,486
Municipal Bonds	Par (000)	Value
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	$945	$1,040,757
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,706,698

		3,747,455
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,674,752
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,129,009

		4,803,761
Total Municipal Bonds — 123.4%		400,456,853

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	3,750	3,918,113
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,805,973
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	1,700	1,954,807
Florida — 4.7%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	795	822,221
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,341,500

		15,163,721
Illinois — 2.9%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	5,000	5,200,150
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,208,271

		9,408,421
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,622,072
Nevada — 6.5%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,608,200
Series B, 5.50%, 7/01/29	8,247	9,664,911

		21,273,111
New Jersey — 1.8%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,118,585
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,500	1,631,686

		5,750,271

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York — 6.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	$5,958	$6,486,906
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,574,384
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	7,515	8,280,628
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	4,400	4,932,576

		22,274,494
Texas — 1.4%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,645,322
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,503	2,662,428
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.6%		99,478,733
Total Long-Term Investments (Cost — $458,412,415) — 154.0%		499,935,586
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	4,174,381	$4,174,381
Total Short-Term Securities (Cost — $4,174,381) — 1.3%		4,174,381
Total Investments (Cost — $462,586,796) — 155.3%		504,109,967
Other Assets Less Liabilities — 1.3%		3,964,443
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.2%)		(52,511,169)
VMTP Shares, at Liquidation Value — (40.4%)		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$324,563,241

Notes to Schedule of investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $4,822,872.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2 (a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	16,070,448	(11,896,067)	4,174,381	$1,810

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(210)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$26,167,969	$89,940

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for invest-

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

ments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$499,935,586	—	$499,935,586
Short-Term Securities	$4,174,381	—	—	4,174,381

Total	$4,174,381	$499,935,586	—	$504,109,967

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$89,940	—	—	$89,940
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$116,679			$116,679
Cash pledged for financial futures contracts	287,000	—	—	287,000
Liabilities:
TOB trust certificates	—	$(52,497,152)	—	(52,497,152)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	$403,679	$(183,497,152)	—	$(183,093,473)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 100.0%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,806,191
County/City/Special District/School District — 36.9%
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,250	2,706,120
City & County of San Francisco California, COP, AMT, Port Facilities Project, Series C, 5.25%, 3/01/32	1,050	1,183,529
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,328,560
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition A, 1st Tier, Senior Series A (AMBAC), 5.00%, 7/01/27	4,000	4,165,560
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, (BHAC), 5.00%, 10/01/34	5,000	5,199,450
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,820,050
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,370,454
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,530	3,038,657
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,590	2,952,367
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	2,936,125
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,178,619
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,631,457
Los Angeles Community College District, GO, Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,500	7,993,800
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,102,830
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,075	2,369,173
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013-A, 5.00%, 8/01/34	4,500	5,069,070
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,065,762
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,115,565
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,471,287
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,264,040
5.63%, 8/01/39	4,500	5,100,795
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,634,400
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	10,500	10,827,390
San Joaquin Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39 (a)	6,000	6,618,660
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,570	2,749,566
5.75%, 5/01/42	4,500	5,290,380
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Jose California Financing Authority, Refunding LRB:
Civic Center Project, 5.00%, 6/01/32	$3,375	$3,770,246
Convention Center Expansion & Renovation Project, 5.00%, 6/01/39	25,000	27,212,500
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,106,701
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,395,970
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,515,880
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	8,811,341
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	6,702,424
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,390,570
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,827,500

		204,916,798
Education — 2.8%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,154,965
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,498,540
5.75%, 8/01/35	8,400	9,779,616

		15,433,121
Health — 14.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,345	2,833,182
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,500	11,345,775
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,732,696
Sutter Health, Series A, 5.25%, 11/15/46	6,970	7,382,903
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,234,083
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,270	2,563,579
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,102,855
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,000	3,420,150
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	13,500	14,614,695
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,000	6,183,540
Sutter Health, Series A, 6.00%, 8/15/42	4,545	5,439,911
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	964,691
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,550	2,734,008
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,901,721

		79,453,789
State — 9.9%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,598,735

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
State (concluded)
State of California, GO, Various Purposes (concluded):
6.00%, 4/01/38	$17,510	$20,606,643
6.00%, 11/01/39	3,510	4,210,175
State of California Public Works Board, RB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	11,000	12,125,850
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,367,997
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,365	4,037,226
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,043,779

		54,990,405
Transportation — 14.8%
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	9,650	11,438,821
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,004,530
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	989,314
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,679,750
2nd Series 34E (AGM), 5.75%, 5/01/25	3,500	3,959,550
2nd Series A, 5.25%, 5/01/33	1,435	1,588,574
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Sub-Series B, 5.00%, 5/15/40	2,500	2,721,650
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	3,760	4,364,984
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,619,380
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A (AMBAC), 5.00%, 7/01/35	6,825	7,063,261
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,614,850
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	8,055	8,545,308
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,555	6,355,142
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,500	5,187,825
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 7/01/40	6,350	6,788,341
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,327,315
5.25%, 8/01/39	2,535	2,900,496

		82,149,091
Utilities — 20.8%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,731,750
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	8,885,520
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,305,260
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	9,070	9,873,239
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
City of San Francisco California, RB, Public Utilities Water Commission, Series A, 5.00%, 11/01/37	$15,000	$16,626,750
City of San Francisco California, Refunding RB, Public Utilities Water Commission, Series A, 5.25%, 11/01/31	6,280	7,227,840
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	4,895	5,424,737
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,840,440
East Bay California Municipal Utility District Water System Revenue, RB, Series A (NPFGC), 5.00%, 6/01/35	4,095	4,222,395
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/15 (b)	10,905	11,344,363
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/37	4,000	4,397,440
Sub-Series A, 5.00%, 6/01/30	5,000	5,734,450
Sub-Series A (AGM), 5.00%, 6/01/37	10,000	10,993,600
Sub-Series A (AMBAC), 5.00%, 6/01/33	3,000	3,288,420
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	5,000	5,672,200
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	5,835	6,360,442
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	2,000	2,282,180

		115,211,026
Total Municipal Bonds — 100.0%		554,960,421

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 49.6%
County/City/Special District/School District — 24.2%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,599,007
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	13,362,934
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	29,224,291
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	13,264,920
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	13,477,680
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/33	9,596	11,458,954
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,612,650
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/16 (b)	10,000	10,935,400
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	8,054,868
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	20,249,326

		134,240,030
Education — 11.3%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	20,924,200

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
Education (concluded)
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	$11,000	$12,123,650
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,615,440
Series L, 5.00%, 5/15/40	7,398	7,967,332
Series O, 5.75%, 5/15/34	11,190	13,100,544

		62,731,166
Utilities — 14.1%
City & County of San Francisco California Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,380	4,870,867
County of San Diego California Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	9,430,016
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,806,738
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	14,842,410
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,498,074
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,036,850
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	16,411,650
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities (concluded)
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	$9,277	$10,392,857

		78,289,462
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.6%		275,260,658
Total Long-Term Investments (Cost — $767,336,109) — 149.6%		830,221,079

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.00% (d)(e)	1,241,242	1,241,242
Total Short-Term Securities (Cost — $1,241,242) — 0.2%		1,241,242
Total Investments (Cost — $768,577,351) — 149.8%		831,462,321
Other Assets Less Liabilities — 3.1%		17,595,158
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.9%)		(127,430,238)
VRDP Shares, at Liquidation Value — (30.0%)		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$555,127,241

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
RBC Capital Markets, LLC	$6,618,660	—

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF California Municipal Money Fund	2,379,292	(1,138,050)	1,241,242	$276

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(352)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$43,862,500	$84,757

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$830,221,079	—	$830,221,079
Short-Term Securities	$1,241,242	—	—	1,241,242

Total	$1,241,242	$830,221,079	—	$831,462,321

[1] See above Schedule of Investments for values in each sector.
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$84,757	—	—	$84,757
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$141,229	—	—	$141,229
Cash pledged for financial futures contracts	481,000	—	—	481,000
Liabilities:
TOB trust certificates	—	$(127,397,373)	—	(127,397,373)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	$622,229	$(293,897,373)	—	$(293,275,144)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 136.3%
Corporate — 2.8%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$3,805	$4,855,637
County/City/Special District/School District — 26.0%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 5/01/27	640	687,526
4.50%, 5/01/29	605	646,315
Bay City School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/36	200	210,440
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,376,475
5.00%, 4/01/26	1,250	1,377,513
5.00%, 4/01/27	500	545,475
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,220	1,350,052
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	630,366
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	1,970	2,141,587
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	495,986
5.50%, 5/01/41	830	907,066
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	411,340
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,150,860
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	570	632,751
5.00%, 5/01/33	610	674,123
5.00%, 5/01/34	455	501,328
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	1,880	1,964,262
Fraser Public School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/25	1,255	1,296,603
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	445,412
5.50%, 5/01/36	800	881,752
5.50%, 5/01/41	1,000	1,092,850
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,000	1,033,150
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	2,650	2,857,097
Jonesville Community Schools Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 5.00%, 5/01/29	1,085	1,113,807
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF):
5.00%, 5/01/25	1,000	1,033,150
5.00%, 5/01/26	1,050	1,084,808
5.00%, 5/01/35	2,000	2,051,380
Lincoln Consolidated School District Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 4.63%, 5/01/28	1,675	1,765,098
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	1,910	2,027,981
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/35	1,200	1,248,888
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/25	590	648,906
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF)
4.25%, 5/01/26	740	792,858
4.25%, 5/01/27	725	770,414
4.50%, 5/01/29	630	672,758
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32	$1,500	$1,619,385
Troy School District, GO, (Q-SBLF), 5.00%, 5/01/28	760	868,095
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	750	830,985
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/37	1,080	1,177,578
5.00%, 5/01/40	1,000	1,083,870
5.00%, 5/01/43	1,530	1,655,842

		44,756,132
Education — 17.1%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	816,126
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,781,759
4.50%, 10/01/25	1,405	1,569,512
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,030	1,030,700
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	3,035	3,370,216
Series C, 5.00%, 2/15/40	3,770	4,052,448
Series C, 5.00%, 2/15/44	1,000	1,073,880
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,000	1,081,790
Oakland University, RB, General:
5.00%, 3/01/32	400	430,808
Series A, 5.00%, 3/01/38	1,820	1,949,693
Series A, 5.00%, 3/01/43	2,980	3,176,769
University of Michigan, RB, Series A, 5.00%, 4/01/39	1,300	1,471,236
Wayne State University, RB, Series A:
5.00%, 11/15/40	1,000	1,075,280
4.00%, 11/15/44	380	380,334
Western Michigan University, Refunding RB, General, University & College Improvements:
5.25%, 11/15/40	1,400	1,524,390
5.25%, 11/15/43	3,220	3,511,571
(AGM), 5.25%, 11/15/33	380	421,196
(AGM), 5.00%, 11/15/39	665	719,351

		29,437,059
Health — 31.2%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,924,432
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,309,480
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	999,277
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,065	1,155,195
Trinity Health Credit Group, 5.00%, 12/01/31	1,900	2,075,142
Trinity Health Credit Group, 5.00%, 12/01/35	2,400	2,584,296
Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,761,457
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,602,335
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,603,640
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	380	388,235
Trinity Health Credit, 5.00%, 12/01/16 (a)	145	160,241
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	933,874

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	$400	$438,220
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	2,470	2,592,808
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	3,340	3,404,161
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,595	1,634,205
McLaren Health Care, Series A, 5.00%, 6/01/35	860	920,879
McLaren Health Care, Series A, 5.75%, 5/15/38	1,500	1,686,225
Trinity Health Credit Group, Series A, 6.13%, 12/01/23	940	1,097,600
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	570	664,871
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,840	2,866,696
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,400	1,642,452
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	9,000	9,614,160
Series V, 8.25%, 9/01/18 (a)	1,000	1,289,790
Series W, 6.00%, 8/01/39	575	640,136
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,200	1,293,204
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/14 (a)	3,525	3,552,178

		53,835,189
Housing — 8.1%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,014,440
Series A, 4.75%, 12/01/25	2,605	2,769,219
Series A, 4.45%, 10/01/34	380	390,158
Series A, 4.63%, 10/01/39	1,325	1,354,852
Series A, 4.75%, 10/01/44	1,900	1,947,386
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	4,710	4,784,748
Series A, 6.05%, 10/01/41	1,625	1,771,981

		14,032,784
State — 13.4%
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	2,650	2,869,234
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,657,161
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	2,350	2,736,128
Series I (AGC), 5.25%, 10/15/24	2,000	2,320,040
Series I (AGC), 5.25%, 10/15/25	1,500	1,733,595
Series I (AGC), 5.25%, 10/15/26	400	460,588
Series I-A, 5.38%, 10/15/41	2,175	2,402,005
Series I-A, 5.50%, 10/15/45	750	835,163
Series II (AGM), 5.00%, 10/15/26	3,000	3,416,070
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,150	1,283,699
5.00%, 11/15/36	2,220	2,444,620

		23,158,303
Transportation — 13.6%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,656,217
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Transportation (concluded)
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	$3,730	$3,933,248
5.25%, 12/01/26	3,700	3,901,613
5.00%, 12/01/34	3,550	3,678,794
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,509,269
5.38%, 12/01/32	4,300	4,810,324

		23,489,465
Utilities — 24.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,010	989,335
City of Detroit Michigan Water Supply System, RB:
2nd Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,150,720
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	3,940,320
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	6,275	6,279,267
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,787,280
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	570	632,729
4.00%, 1/01/42	1,050	1,058,946
City of Holland Michigan Electric Utility System, RB, Series A:
5.00%, 7/01/33	1,140	1,279,924
4.13%, 7/01/39	950	969,180
5.00%, 7/01/39	4,640	5,142,280
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,210	1,371,027
5.00%, 7/01/31	2,600	2,896,790
5.00%, 7/01/37	1,270	1,396,733
5.50%, 7/01/41	2,000	2,322,360
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	190	204,415
5.63%, 10/01/40	500	542,060
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,452,269
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 9/03/14 (a)	500	502,220
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	750	812,227
5.00%, 10/01/29	905	1,030,397
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund (concluded):
Pooled Project, 5.00%, 10/01/27	760	879,685

		41,640,164
Total Municipal Bonds in Michigan		235,204,733

Guam — 3.7%
State — 3.7%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	310	330,751
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	3,390	3,572,484
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	1,050	1,103,707

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam (concluded)
State (concluded)
Territory of Guam, RB (concluded):
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	$405	$424,663
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	850	930,215
Total Municipal Bonds in Guam		6,361,820
Total Municipal Bonds — 140.0%		241,566,553

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Michigan — 15.8%
County/City/Special District/School District — 4.4%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	4,154	4,485,068
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,107,697

		7,592,765
Education — 11.4%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	3,780	4,222,260
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,749,950
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Michigan (concluded)
Education (concluded)
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	$3,810	$4,096,817
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,536,752

		19,605,779
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.8%		27,198,544
Total Long-Term Investments (Cost — $253,641,539) — 155.8%		268,765,097

Short-Term Securities Shares	Shares
BIF Michigan Municipal Money Fund, 0.00% (c)(d)	2,269,658	2,269,658
Total Short-Term Securities (Cost — $2,269,658) — 1.3%		2,269,658
Total Investments (Cost — $255,911,197) — 157.1%		271,034,755
Other Assets Less Liabilities — 1.3%		2,336,602
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.8%)		(13,495,992)
VRDP Shares, at Liquidation Value — (50.6%)		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$172,575,365

Notes to Schedule of investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF Michigan Municipal Money Fund	639,757	1,629,901	2,269,658	—

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(50)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$6,230,469	$21,414

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$268,765,097	—	$268,765,097
Short-Term Securities	$2,269,658	—	—	2,269,658

Total	$2,269,658	$268,765,097	—	$271,034,755

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$21,414	—	—	$21,414
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$75,000	—	—	$75,000
Liabilities:
TOB trust certificates	—	$(13,492,998)	—	(13,492,998)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	$75,000	$(100,792,998)	—	$(100,717,998)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 126.1%
Corporate — 2.9%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,590,750
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	930	992,217
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,000	4,020,160
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	4,000	4,621,720
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	4,989,447

		16,214,294
County/City/Special District/School District — 36.7%
City of New York New York, GO:
Fiscal 2012, Sub-Series D-1, 5.00%, 10/01/33	8,350	9,269,752
Series A-1, 5.00%, 8/01/35	1,950	2,151,825
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,350,005
Sub-Series A-1, 5.00%, 10/01/34	1,845	2,059,463
Sub-Series D-1, 5.00%, 8/01/31	1,300	1,466,556
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	6,230	7,643,961
Series E, 5.00%, 8/01/32	2,040	2,292,940
Series I, 5.00%, 8/01/32	490	549,613
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	30,600	31,864,392
5.00%, 11/15/44	11,670	12,116,027
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,865	7,755,734
5.00%, 7/01/33	1,675	1,839,049
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	5,000	1,613,550
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (b)	4,330	1,045,868
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,160,600
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,910	7,029,197
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,776,968
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,293,560
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,800,154
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
(NPFGC), 5.00%, 2/01/33	1,640	1,646,101
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,114,260
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,836,325
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,900,760
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, (NPFGC), 5.00%, 11/15/26	205	205,791
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	$1,040	$1,131,458
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,632,817
5.25%, 5/01/32	1,000	1,134,430
Hudson Yards Infrastructure Corp., RB, Series A:
(AGC), 5.00%, 2/15/47	550	570,196
(AGC), 5.00%, 2/15/47	4,300	4,457,896
(AGM), 5.00%, 2/15/47	4,580	4,748,178
(NPFGC), 4.50%, 2/15/47	14,725	14,955,741
(NPFGC), 5.00%, 2/15/47	4,665	4,830,561
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,803,896
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,147,480
4 World Trade Center Project, 5.75%, 11/15/51	3,460	3,878,798
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,129,850
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	4,725	5,090,479
North Country Development Authority, Refunding RB, (AGM), 6.00%, 5/15/15	205	211,814
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	9,500	9,594,715
5.00%, 10/15/32	27,200	27,444,528
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,426,384
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	638,034

		204,609,706
Education — 21.5%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,087,060
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A (NPFGC), 5.00%, 7/01/37	2,265	2,561,738
American Museum of National History, Series A (NPFGC), 5.00%, 7/01/41	825	924,973
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,688,663
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,267,003
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,119,870
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	820,455
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	6,445	6,911,940
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/35	2,675	2,721,491
5.00%, 7/01/30	5,410	5,516,361
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,077,890

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	$1,440	$1,584,475
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,320,757
5.00%, 12/01/36	1,150	1,259,894
County of Rensselaer New York Industrial Development Agency, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,260,208
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	1,120	1,235,259
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	550,935
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	553,380
5.25%, 7/01/36	860	932,429
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	751,829
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,319,020
Fordham University, Series A, 5.00%, 7/01/28	325	363,383
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,729,846
General Purpose, Series A, 5.00%, 2/15/36	5,500	6,143,060
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	700,192
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,742,679
New York University, Series B, 5.00%, 7/01/34	1,000	1,126,820
New York University, Series B, 5.00%, 7/01/37	600	667,446
New York University, Series B, 5.00%, 7/01/42	3,240	3,571,063
New York University, Series C, 5.00%, 7/01/38	2,000	2,231,740
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	887,288
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,199,062
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,629,435
The New School (AGM), 5.50%, 7/01/43	4,050	4,420,575
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,132,020
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,132,420
Fordham University, 4.13%, 7/01/39	930	940,128
Fordham University, 5.00%, 7/01/44	2,130	2,341,339
New York University Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	6,100	6,368,644
New York University, Series A, 5.00%, 7/01/31	3,955	4,446,330
New York University, Series A, 5.00%, 7/01/37	4,775	5,311,758
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,396,566
Rochester Institute of Technology, 5.00%, 7/01/38	500	542,455
Rochester Institute of Technology, 5.00%, 7/01/42	750	812,077
Rockefeller University, Series B, 4.00%, 7/01/38	1,370	1,415,059
St. John’s University, Series A, 5.00%, 7/01/27	430	485,831
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	$4,195	$4,787,502
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	8,735	9,882,604
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,625,039

		119,497,991
Health — 10.3%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,413,554
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center, (AGC):
5.50%, 4/01/30	250	275,900
5.50%, 4/01/34	490	536,227
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	893,769
5.00%, 12/01/37	350	372,026
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	565	541,208
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,463,939
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	2,000	2,131,160
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,243,480
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	6,500	7,094,945
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,500	1,514,700
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (c)	4,925	4,934,308
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	3,841,989
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,225,884
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	2,075	2,239,962
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,015,130
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	800	812,104
State of New York Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,500	1,555,080
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,317,800
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	10,071,928
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (c)	2,900	3,040,070

		57,535,163
Housing — 4.4%
City of New York New York Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	750	766,650
Series A-1-A, 5.45%, 11/01/46	1,335	1,351,581

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
City of New York New York Housing Development Corp., RB, M/F Housing, AMT (concluded):
Series C, 5.00%, 11/01/26	$1,500	$1,522,515
Series C, 5.05%, 11/01/36	2,000	2,050,840
Series H-1, 4.70%, 11/01/40	1,340	1,345,869
Series H-2-A, 5.20%, 11/01/35	840	854,834
Series H-2-A, 5.35%, 5/01/41	600	617,016
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,458,521
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	555	556,659
6.25%, 2/01/31	1,125	1,127,149
State of New York HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,506,360
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	2,405	2,418,228
State of New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	4,285	4,210,827
S/F Housing, 143rd Series, AMT, 4.85%, 10/01/27	1,100	1,152,327
S/F Housing, 143rd Series, AMT (NPFGC), 4.85%, 10/01/27	2,485	2,547,448

		24,486,824
State — 11.6%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,750,949
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,834,120
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,292,715
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,712,775
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,397,050
Series S-2 (NPFGC), 4.25%, 1/15/34	5,000	5,081,550
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	1,500	1,667,040
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,903,253
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,104,480
General Purpose, Series B, 5.00%, 3/15/42	7,500	8,157,675
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,920,747
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,406,724
Series C, 5.00%, 12/15/31	6,230	6,795,061
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	601,508
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	4,380	4,684,629
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,500	1,663,140
Transportation, Series A, 5.00%, 3/15/32	1,130	1,280,347
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,500	1,542,525

		64,796,288
Transportation — 27.9%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,156,240
Series A, 5.00%, 11/15/30	2,935	3,303,284
Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Metropolitan Transportation Authority, RB (concluded):
Series A-1, 5.25%, 11/15/33	$2,565	$2,905,170
Series A-1, 5.25%, 11/15/34	2,840	3,202,270
Series C, 6.50%, 11/15/28	3,200	3,815,648
Series D, 5.25%, 11/15/41	3,450	3,781,787
Series E, 5.00%, 11/15/38	7,785	8,484,482
Series H, 5.00%, 11/15/25	1,000	1,166,630
Series H, 5.00%, 11/15/31	1,690	1,881,224
Sub-Series B, 5.00%, 11/15/25	3,250	3,828,597
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/29	1,000	1,121,340
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,856,580
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,059,334
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,720,148
Port Authority of New York & New Jersey, ARB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,534,050
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,825,650
Consolidated, 183rd Series, 4.00%, 6/15/44	5,000	5,011,950
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,599,629
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,209,042
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,500	3,509,170
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	1,390	1,552,380
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	6,090	6,196,331
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,302,020
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,975	1,955,072
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	807,293
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/33	1,140	1,261,706
Consolidated, 177th Series, 3.50%, 7/15/35	2,120	1,975,670
State of New York Thruway Authority, Refunding RB:
General, Series G (AGM), 4.75%, 1/01/29	7,250	7,499,472
General, Series G (AGM), 4.75%, 1/01/30	9,000	9,306,360
General, Series G (AGM), 5.00%, 1/01/32	17,030	17,672,372
General, Series I, 5.00%, 1/01/24	1,505	1,757,133
General, Series I, 5.00%, 1/01/37	6,500	7,118,540
General, Series I, 5.00%, 1/01/42	3,250	3,528,330
Series F (AMBAC), 5.00%, 1/01/15 (c)	4,100	4,182,984
Series F (AMBAC), 5.00%, 1/01/30	1,900	1,930,856
Series G (AGM), 5.00%, 1/01/30	2,000	2,075,160
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	9,000	4,409,010
General, Series A, 5.00%, 11/15/38	1,000	1,108,580
Series C, 5.00%, 11/15/38	2,000	2,216,040
Sub-Series A, 5.00%, 11/15/28	2,500	2,882,100
Sub-Series A, 5.00%, 11/15/29	875	999,836

		155,709,470

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities — 10.8%
City of New York New York Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	$2,000	$2,125,100
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,129,570
2nd General Resolution, Series FF, 5.00%, 6/15/31	1,500	1,699,605
2nd General Resolution, Series DD, 5.00%, 6/15/32	6,750	7,525,103
Series D (AGM), 5.00%, 6/15/37	9,000	9,292,050
Long Island Power Authority, RB, Series A:
(AMBAC), 5.00%, 9/01/14 (c)	7,000	7,028,280
(AGM), 5.00%, 5/01/36	3,775	4,037,627
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,756,455
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,236,440
Series A (AGC), 5.75%, 4/01/39	1,015	1,169,087
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water:
2nd General Resolution, 5.00%, 6/15/36	2,100	2,348,409
5.00%, 6/15/33	1,040	1,162,304
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,461,052
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	9,960	11,212,372

		60,183,454
Total Municipal Bonds in New York		703,033,190

Guam — 0.3%
Utility — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,469,424

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,050	4,089,649
Total Municipal Bonds — 127.1%		708,592,263

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 31.1%
County/City/Special District/School District — 5.5%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	1,064	1,225,989
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	14,400	16,885,584
Sub-Series I-1, 5.00%, 3/01/36	3,500	3,900,085
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,576,481
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	4,007,860

		30,595,999
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Education — 5.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	$1,981	$2,228,514
State of New York Dormitory Authority, New York University, Series A, LRB, State University Dormitory Facilities:
5.25%, 7/01/29	6,000	6,728,340
5.00%, 7/01/35	5,198	5,772,575
State of New York Dormitory Authority, RB:
5.00%, 7/01/38	6,498	7,194,232
(AMBAC), 5.00%, 7/01/37	5,707	6,265,118

		28,188,779
State — 5.2%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (e)	9,739	11,079,610
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	9,100,348
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	1,650	1,804,275
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	6,297	7,061,427

		29,045,660
Transportation — 9.9%
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,196,474
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	18,000	19,833,840
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,112,101
5.00%, 10/15/26	6,000	6,797,580
State of New York Thruway Authority, Refunding RB:
General, Series H (AGM), 5.00%, 1/01/37	10,000	10,985,100
Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,471,506

		55,396,601
Utilities — 5.4%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,684,879
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	9,900	11,033,946
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,331,226
Series FF-2, 5.50%, 6/15/40	2,760	3,156,924
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	5,998	6,752,390

		29,959,365
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1%		173,186,404
Total Long-Term Investments (Cost — $830,325,416) — 158.2%		881,778,667

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (f)(g)	5,691,487	$5,691,487
Total Short-Term Securities (Cost — $5,691,487) — 1.0%		5,691,487
Total Investments (Cost — $836,016,903) — 159.2%		887,470,154
Other Assets Less Liabilities — 1.3%		7,589,513
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.1%)		(89,753,407)
VRDP Shares, at Liquidation Value — (44.4%)		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$557,606,260

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $12,782,521.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New York Municipal Money Fund	20,993,749	(15,302,262)	5,691,487	$141

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(574)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$71,525,781	$223,415

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$881,778,667	—	$881,778,667
Short-Term Securities	$5,691,487	—	—	5,691,487

Total	$5,691,487	$881,778,667	—	$887,470,154

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$223,415	—	—	$223,415
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$784,000	—	—	$784,000
Liabilities:
TOB trust certificates	—	$(89,734,218)	—	(89,734,218)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	$784,000	$(337,434,218)	—	$(336,650,218)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,179,529
Alaska — 1.7%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,102,500
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,988,644
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,198,980

		17,290,124
Arizona — 0.4%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	225	228,960
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,379,948

		3,608,908
California — 14.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24	10,000	10,790,100
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,794,125
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,821,536
California Health Facilities Financing Authority, Refunding RB, St. Joseph’s Health System, Series A, 5.00%, 7/01/37	2,965	3,213,200
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,255	1,281,179
California State Public Works Board, RB:
Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,528,326
Various Judicial Council Projects, Series A, 5.00%, 3/01/38	1,940	2,116,501
California State University, RB, Systemwide, Series A, 5.50%, 11/01/39	1,525	1,761,207
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,362,757
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,222,880
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,107,499
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	13,052,140
Series A-1, 5.75%, 3/01/34	2,300	2,576,253
Coast Community College District, GO, Election of 2002, Series C (AGM), 0.00%, 8/01/33 (a)	8,100	3,024,702
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	10,000	10,694,000
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,197,921
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (a)	5,000	1,621,050
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (a)	5,110	2,402,109
Las Virgenes Unified School District, GO, Series A, 5.00%, 8/01/31	10,000	10,658,400
Municipal Bonds	Par (000)	Value
California (continued)
Long Beach Unified School District, GO, Election of 2008, Series B, 0.00%, 8/01/34 (a)	$5,000	$2,045,200
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,326,492
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	3,975	2,340,122
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (a)	7,620	2,510,561
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,761,475
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (a):
0.00%, 8/01/35	7,820	3,084,130
0.00%, 8/01/36	10,000	3,724,600
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (a):
0.00%, 8/01/37	8,000	2,765,840
0.00%, 8/01/38	12,940	4,272,529
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,309,774
San Diego California Unified School District, GO, CAB, Election of 2008 (a):
Series G, 0.00%, 7/01/34	1,860	684,443
Series G, 0.00%, 7/01/35	1,970	680,202
Series G, 0.00%, 7/01/36	2,960	959,040
Series G, 0.00%, 7/01/37	1,975	601,210
Refunding, Series R-1, 0.00%, 7/01/31	3,485	1,696,812
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	1,987,506
5.00%, 8/01/38	1,600	1,748,896
State of California, GO, Refunding:
5.00%, 2/01/38	4,000	4,359,720
5.00%, 9/01/41	2,700	2,937,924
5.00%, 10/01/41	2,555	2,782,421
State of California, GO,:
Various Purposes, 5.50%, 3/01/40	1,020	1,164,238
Various Purposes, 5.00%, 4/01/42	2,000	2,174,860
Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,041
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (a)	6,545	2,406,989
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,862,872

		142,423,782
Colorado — 1.1%
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	9,870	10,605,512
Florida — 11.6%
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	13,100	14,531,699
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,524,837
County of Collier Florida School Board, COP, (AGM), 5.00%, 2/15/16 (c)	5,000	5,361,350
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,048,305

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$2,600	$3,007,810
5.38%, 10/01/32	3,440	3,746,332
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	7,010,040
Series B-1, 5.75%, 7/01/33	3,700	4,208,935
County of Miami-Dade Florida, RB:
Seaport, Series A, 6.00%, 10/01/38	5,695	6,528,577
Seaport, Series B, AMT, 6.00%, 10/01/30	1,820	2,141,248
Seaport, Series B, AMT, 6.25%, 10/01/38	1,165	1,361,501
Seaport, Series B, AMT, 6.00%, 10/01/42	1,865	2,130,315
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	3,056,312
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/23	20,095	23,685,173
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A (AGM), AMT, 5.50%, 10/01/41	19,020	21,394,267
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT:
5.00%, 10/01/31	4,000	4,341,680
5.00%, 10/01/34	530	566,120
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	3,100	3,506,968
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,449,775

		116,601,244
Georgia — 0.7%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,930,138
Hawaii — 0.4%
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,232,640
5.00%, 8/01/28	1,775	1,964,588

		4,197,228
Illinois — 21.6%
Chicago Midway International Airport, Refunding RB, AMT, Series A, 5.00%, 1/01/34	3,035	3,202,805
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	9,000	10,126,980
Series B-2, AMT (NPFGC), 5.25%, 1/01/27	8,530	8,558,064
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	1,695	1,702,526
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/33	11,065	11,523,312
5.00%, 1/01/34	2,000	2,039,060
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	13,240	13,254,034
Series B, 5.00%, 1/01/31	2,425	2,560,097
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/35	9,280	9,418,922
5.00%, 1/01/36	4,245	4,295,685
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	4,190	4,352,823
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	3,500	3,609,375
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	$3,225	$3,340,745
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C:
5.25%, 1/01/40	1,505	1,600,854
5.25%, 1/01/37	4,000	4,280,360
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,762,544
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,492,970
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	775	832,273
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	890	952,656
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	9,721,989
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,061,020
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	17,935	18,929,675
5.25%, 2/01/35	15,000	16,118,250
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,434,880
(BHAC), 5.50%, 1/01/33	2,000	2,225,820
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (a):
0.00%, 12/15/26	8,500	5,153,550
0.00%, 6/15/32	14,000	6,103,020
0.00%, 12/15/33	20,000	7,949,200
0.00%, 12/15/34	41,880	15,651,812
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (a)	9,430	2,064,604
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,978,664
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,209,230
State of Illinois, GO:
5.25%, 7/01/29	3,160	3,349,031
5.25%, 2/01/33	5,860	6,109,226
5.50%, 7/01/33	2,235	2,387,427
5.25%, 2/01/34	5,360	5,583,834
5.00%, 2/01/39	7,500	7,556,400
Various Purposes, 5.50%, 7/01/38	1,200	1,271,016
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	2,580	2,795,791

		217,560,524
Indiana — 3.2%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,548,450
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,217,144
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	2,425	2,512,252
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	1,400	1,446,732
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,123,003
Series B, 6.00%, 1/01/39	5,000	5,649,150

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	$2,900	$3,244,056
(AGC), 5.25%, 1/01/29	1,350	1,497,447
(AGC), 5.50%, 1/01/38	4,250	4,723,025

		31,961,259
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	12,650	14,376,851
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,540	3,787,127
5.70%, 12/01/27	3,535	3,775,062
5.75%, 12/01/28	1,870	1,990,484
5.80%, 12/01/29	2,390	2,539,136
5.85%, 12/01/30	2,475	2,624,441

		29,093,101
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,097,410
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB, 1st tier, Series C, 0.00%, 7/01/39 (b)	8,225	5,315,242
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,549,960

		10,962,612
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,627,062
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	2,385	2,594,856

		9,221,918
Massachusetts — 1.1%
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,472,277
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	3,100	3,185,653
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	3,495	3,896,925

		10,554,855
Michigan — 8.5%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien:
Series B (AGM), 7.50%, 7/01/33	1,000	1,094,380
Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,627,905
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	1,075	1,098,596
7.00%, 7/01/36	500	537,680
City of Detroit Michigan Water Supply System, Refunding RB, Water Supply System:
2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	5,000	4,957,500
Senior Lien, Series D (AGM), 5.00%, 7/01/23	5,000	5,020,600
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,698,358
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	$16,100	$17,187,555
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,299,300
5.25%, 9/15/26	6,650	7,492,090
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,638,469
Series I (AGC), 5.25%, 10/15/24	1,750	2,030,035
Series I (AGC), 5.25%, 10/15/25	3,250	3,756,123
Series I-A, 5.38%, 10/15/36	2,075	2,297,108
Series I-A, 5.38%, 10/15/41	1,900	2,098,303
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,826,794
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	2,300	2,427,673
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,593,400
Western Michigan University, Refunding RB, General, University & College Improvements (AGM), 5.00%, 11/15/39	1,080	1,168,268

		85,850,137
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,471,630
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,825	7,306,845
Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,613,082
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	2,000	2,154,900
(AGM), 5.25%, 7/01/39	5,170	5,586,237

		10,354,219
New Jersey — 6.7%
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project:
AMT, 5.38%, 1/01/43	4,920	5,219,382
AMT, 5.13%, 1/01/34	1,930	2,066,354
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,325	7,494,113
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	2,061,362
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,414,500
5.50%, 12/01/26	1,800	2,010,816
5.75%, 12/01/28	200	224,746
5.88%, 12/01/33	6,895	7,628,490
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	3,360	3,385,301
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/35 (a)	18,525	6,327,399
CAB, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (a)	10,000	6,527,000
Series A (NPFGC), 5.75%, 6/15/25	4,000	4,850,120
Series AA, 5.25%, 6/15/33	4,150	4,606,043
Series AA, 5.50%, 6/15/39	5,725	6,329,274

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System (concluded):
Series B, 5.00%, 6/15/42	$6,500	$6,827,080

		66,971,980
New York — 4.0%
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,298,277
Future Tax Secured, Series C, 5.50%, 11/01/35	1,820	2,109,653
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,729,630
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,920	2,184,250
Port Authority of New York & New Jersey, ARB, Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	19,500	19,765,590
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,679,618

		40,767,018
Ohio — 2.1%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,589,320
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,332,124
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,184,702
5.25%, 2/15/33	2,730	3,052,195

		21,158,341
Pennsylvania — 3.2%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	3,305	3,513,777
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	1,952,358
Series A (AMBAC), 5.50%, 12/01/31	15,600	15,829,164
Series C, 5.50%, 12/01/33	1,565	1,797,528
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,537,347
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	2,993,257

		32,623,431
South Carolina — 2.5%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,135,320
South Carolina State Public Service Authority, RB, Series A, 5.50%, 12/01/54	11,450	12,677,211
State of South Carolina Public Service Authority, RB, Santee Cooper, Series E, 5.50%, 12/01/53	2,025	2,236,754
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	5,870	6,394,778

		25,444,063
Texas — 15.5%
City of Houston Texas Utility System, Refunding RB:
Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	5,700	6,692,142
Combined 1st Lien, Series A (AGC), 5.38%, 11/15/38	3,650	4,125,266
Series A (AGM), 5.00%, 11/15/36	10,000	10,936,000
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,596,407
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	$5,810	$2,055,404
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,350,967
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/18 (c)	10,000	11,941,500
Dallas-Fort Worth International Airport, ARB:
Joint Improvement, Series D, AMT, 5.00%, 11/01/38	13,080	13,669,123
Series F, 5.00%, 11/01/35	5,000	5,237,150
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	2,745	3,112,363
Grand Prairie ISD, GO, Refunding, 0.00%, 8/15/28 (a)	10,000	4,794,700
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,778,800
New Hope Cultural Education Facilities Corp., HRB, University & College Revenue (AGM), 5.00%, 4/01/46	345	366,425
North Texas Tollway Authority, Refunding RB, System:
1st Tier Series A, 6.00%, 1/01/28	6,275	7,351,162
1st Tier Series B (NPFGC), 5.75%, 1/01/40	10,000	11,176,100
Series A (NPFGC), 5.13%, 1/01/28	20,000	21,901,200
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB (a):
0.00%, 9/15/35	680	252,430
0.00%, 9/15/36	12,195	4,264,957
0.00%, 9/15/37	8,730	2,877,845
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (a)	20,265	7,331,877
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,665	1,765,366
5.00%, 12/15/32	5,565	5,844,196
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	14,935	15,836,925

		156,258,305
Utah — 1.8%
Utah Transit Authority, Refunding RB, CAB (a):
Sub-Series A (AGC), 0.00%, 6/15/20	10,000	8,337,400
Sub-Series A (NPFGC), 0.00%, 6/15/24	13,930	9,459,445

		17,796,845
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	1,020	1,037,809
Washington — 1.0%
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,056,880
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,921,718
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,230,412

		10,209,010
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	4,040,143
Total Municipal Bonds — 109.3%		1,101,480,510

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Arizona — 1.5%
Arizona School Facilities Board, COP, (AGC), 5.13%, 9/01/21 (e)	$10,000	$11,289,800
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	3,500	3,846,255

		15,136,055
California — 10.1%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	7,996	8,891,604
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	21,981	24,015,345
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,310,000
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	6,990	7,719,896
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	11,696,839
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	9,370	10,382,991
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/15 (c)	7,500	7,861,875
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	5,248	6,266,615
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,205,940
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,581,474

		101,932,579
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (e)	2,469	2,812,428
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,472,669
District of Columbia — 2.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,595	3,050,068
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (e)	4,279	4,921,514
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,680,700
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,679,731

		26,332,013
Florida — 6.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (e)	3,300	3,606,471
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,400	5,793,066
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	5,250,964
County of Miami-Dade Florida Transit System, RB, (Syncora), 5.00%, 7/01/31	19,800	20,961,270
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	11,702	12,744,035
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	13,298,084
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Florida (concluded)
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	$3,299	$3,637,673

		65,291,563
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,893,744
Illinois — 2.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,151,760
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	720	758,740
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	3,499	3,870,349
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (c)	10,000	11,499,500
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	5,836	6,345,078

		26,625,427
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,810,576
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,586,000
Nevada — 0.6%
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	4,813	5,649,867
5.50%, 7/01/29	510	597,467

		6,247,334
New Jersey — 1.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,789,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	4,961	5,395,442

		18,185,042
New York — 6.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	15,521	16,863,295
Series DD, 5.00%, 6/15/37	17,567	19,183,725
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 6/15/35	4,740	5,371,321
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	15,650,166
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	5,180	5,358,088
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	5,081,580

		67,508,175
North Carolina — 0.8%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	7,796	7,970,914

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	$4,990	$5,163,253
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,699,405

		6,862,658
South Carolina — 0.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	3,178	3,263,981
Texas — 5.1%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,944,553
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (e)	8,868	9,284,214
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	14,137,468
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,867,400
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	3,500	3,838,590
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,309,300

		51,381,525
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,374,853
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	17,000	18,697,879
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Washington (concluded)
County of King Washington, RB, (AGM), 5.00%, 1/01/37	$15,785	$17,171,988

		35,869,867
Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	17,438,627
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc. Obligated Group,:
Series A, 5.00%, 4/01/42	2,490	2,678,045
Series C, 5.25%, 4/01/39 (e)	7,459	7,952,945

		28,069,617
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.8%		501,627,020
Total Long-Term Investments (Cost — $1,472,849,479) — 159.1%		1,603,107,530

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	7,872,927	7,872,927
Total Short-Term Securities (Cost — $7,872,927) — 0.8%		7,872,927
Total Investments (Cost — $1,480,722,406) — 159.9%		1,610,980,457
Other Assets Less Liabilities — 1.6%		15,281,898
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.1%)		(262,571,301)
VRDP Shares, at Liquidation Value — (35.4%)		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,007,291,054

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $37,276,658.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	9,261,003	(1,388,076)	7,872,927	$3,663

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(616)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$76,759,375	$54,671

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,603,107,530	—	$1,603,107,530
Short-Term Securities	$7,872,927	—	—	7,872,927

Total	$7,872,927	$1,603,107,530	—	$1,610,980,457

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$54,671	—	—	$54,671
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$302,305	—	—	$302,305
Cash pledged for financial futures contracts	841,000	—	—	841,000
Liabilities:
TOB trust certificates	—	$(262,507,327)	—	(262,507,327)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	$1,143,305	$(618,907,327)	—	$(617,764,022)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	41

Statements of Assets and Liabilities

July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$499,935,586	$830,221,079	$268,765,097	$881,778,667	$1,603,107,530
Investments at value — affiliated[2]	4,174,381	1,241,242	2,269,658	5,691,487	7,872,927
Cash	116,679	141,229	—	—	302,305
Cash pledged for financial futures contracts	287,000	481,000	75,000	784,000	841,000
Interest receivable	5,426,146	11,722,590	3,022,788	9,559,683	17,696,706
Investments sold receivable	—	22,230,548	—	75,000	2,138,793
Variation margin receivable on financial futures contracts	9,843	16,498	2,344	26,903	28,872
Deferred offering costs	30,578	306,185	214,958	407,425	537,148
Prepaid expenses	27,759	31,944	25,685	32,701	42,723

Total assets	510,007,972	866,392,315	274,375,530	898,355,866	1,632,568,004

Accrued Liabilities
Investments purchased payable	—	14,116,384	—	—	—
Income dividends payable — Common Shares	1,587,323	2,510,956	798,496	2,553,335	5,021,814
Investment advisory fees payable	232,275	361,017	115,821	378,928	690,987
Officer’s and Directors’ fees payable	4,362	207,029	1,880	219,922	373,544
Interest expense and fees payable	14,017	32,865	2,994	19,189	63,974
Other accrued expenses payable	109,602	139,450	87,976	144,014	219,304

Total accrued liabilities	1,947,579	17,367,701	1,007,167	3,315,388	6,369,623

Other Liabilities
TOB trust certificates	52,497,152	127,397,373	13,492,998	89,734,218	262,507,327
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	183,497,152	293,897,373	100,792,998	337,434,218	618,907,327

Total liabilities	185,444,731	311,265,074	101,800,165	340,749,606	625,276,950

Net Assets Applicable to Common Shareholders	$324,563,241	$555,127,241	$172,575,365	$557,606,260	$1,007,291,054

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$300,068,094	$492,920,813	$162,583,742	$532,521,339	$952,923,760
Undistributed net investment income	3,433,241	5,496,714	1,323,231	5,672,244	16,728,795
Accumulated net realized loss	(20,551,205)	(6,260,013)	(6,476,580)	(32,263,989)	(92,674,223)
Net unrealized appreciation/depreciation	41,613,111	62,969,727	15,144,972	51,676,666	130,312,722

Net Assets Applicable to Common Shareholders	$324,563,241	$555,127,241	$172,575,365	$557,606,260	$1,007,291,054

Net asset value, per Common Share	$14.42	$16.14	$14.26	$14.09	$14.84

[1] Investments at cost — unaffiliated	$458,412,415	$767,336,109	$253,641,539	$830,325,416	$1,472,849,479
[2] Investments at cost — affiliated	$4,174,381	$1,241,242	$2,269,658	$5,691,487	$7,872,927
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,515,224	34,396,651	12,098,420	39,586,584	67,862,354

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2014

Statements of Operations

Year Ended July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$23,269,389	$37,222,295	$12,035,771	$38,924,043	$74,505,742
Income — affiliated	1,810	276	—	141	3,663

Total income	23,271,199	37,222,571	12,035,771	38,924,184	74,509,405

Expenses
Investment advisory	2,760,106	4,289,999	1,326,074	4,357,666	7,907,829
Professional	92,088	138,448	71,391	126,989	228,123
Accounting services	67,763	105,235	36,098	100,299	155,840
Officer and Directors	25,417	61,119	13,020	61,843	109,536
Transfer agent	38,368	46,229	32,217	54,152	94,816
Custodian	27,881	36,451	14,477	35,424	60,599
Printing	11,211	13,614	9,396	14,344	20,145
Registration	9,142	11,598	9,043	13,272	23,320
Miscellaneous	61,336	70,166	52,981	88,161	118,158

Total expenses excluding interest expense, fees and amortization of offering costs	3,093,312	4,772,859	1,564,697	4,852,150	8,718,366
Interest expense, fees and amortization of offering costs[1]	1,865,128	2,633,400	964,876	3,114,554	5,250,940

Total expenses	4,958,440	7,406,259	2,529,573	7,966,704	13,969,306
Less fees waived by Manager	(160,559)	(3,283)	(73)	(5,899)	(4,910)

Total expenses after fees waived	4,797,881	7,402,976	2,529,500	7,960,805	13,964,396

Net investment income	18,473,318	29,819,595	9,506,271	30,963,379	60,545,009

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(6,921,445)	(969,429)	(5,028,816)	(13,567,227)	(5,808,014)
Financial futures contracts	(451,070)	(825,022)	(85,893)	(1,722,899)	(850,330)

	(7,372,515)	(1,794,451)	(5,114,709)	(15,290,126)	(6,658,344)

Net change in unrealized appreciation/depreciation on:
Investments	33,713,239	48,266,170	17,382,492	53,165,789	86,849,217
Financial futures contracts	89,940	84,757	21,414	223,415	54,671

	33,803,179	48,350,927	17,403,906	53,389,204	86,903,888

Net realized and unrealized gain	26,430,664	46,556,476	12,289,197	38,099,078	80,245,544

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$44,903,982	$76,376,071	$21,795,468	$69,062,457	$140,790,553

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	43

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$18,473,318	$18,146,702	$29,819,595	$30,400,685
Net realized gain (loss)	(7,372,515)	1,385,978	(1,794,451)	5,123,889
Net change in unrealized appreciation/depreciation	33,803,179	(43,518,366)	48,350,927	(65,356,173)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	44,903,982	(23,985,686)	76,376,071	(29,831,599)

Dividends to Common Shareholders From[1]
Net investment income	(19,047,886)	(19,181,097)	(31,266,556)	(31,360,905)

Capital Share Transactions
Reinvestment of common dividends	—	729,526	—	651,009

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	25,856,096	(42,437,257)	45,109,515	(60,541,495)
Beginning of year	298,707,145	341,144,402	510,017,726	570,559,221

End of year	$324,563,241	$298,707,145	$555,127,241	$510,017,726

Undistributed net investment income, end of year	$3,433,241	$3,768,779	$5,496,714	$7,101,335

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$9,506,271	$9,791,936	$30,963,379	$32,673,833
Net realized gain (loss)	(5,114,709)	417,571	(15,290,126)	666,602
Net change in unrealized appreciation/depreciation	17,403,906	(22,715,634)	53,389,204	(75,102,847)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	21,795,468	(12,506,127)	69,062,457	(41,762,412)

Dividends to Common Shareholders From[1]
Net investment income	(9,854,163)	(10,016,396)	(32,718,944)	(33,685,995)

Capital Share Transactions
Reinvestment of common dividends	—	80,916	—	1,903,864

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,941,305	(22,441,607)	36,343,513	(73,544,543)
Beginning of year	160,634,060	183,075,667	521,262,747	594,807,290

End of year	$172,575,365	$160,634,060	$557,606,260	$521,262,747

Undistributed net investment income, end of year	$1,323,231	$1,677,994	$5,672,244	$7,511,311

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$60,545,009	$60,108,473
Net realized gain (loss)	(6,658,344)	2,008,051
Net change in unrealized appreciation/depreciation	86,903,888	(116,972,196)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	140,790,553	(54,855,672)

Dividends to Common Shareholders From[1]
Net investment income	(59,311,697)	(58,782,268)

Capital Share Transactions
Reinvestment of common dividends	—	3,428,470

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	81,478,856	(110,209,470)
Beginning of year	925,812,198	1,036,021,668

End of year	$1,007,291,054	$925,812,198

Undistributed net investment income, end of year	$16,728,795	$16,278,334

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2014

Statements of Cash Flows

Year Ended July 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$44,903,982	$76,376,071	$21,795,468	$69,062,457	$140,790,553
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease interest receivable	(87,871)	199,128	(207,257)	138,159	(137,940)
Increase in variation margin receivable on financial futures contracts	(9,843)	(16,498)	(2,344)	(26,903)	(28,872)
Increase in prepaid expenses	(22,075)	(22,670)	(22,738)	(23,071)	(25,783)
Increase in cash pledged for financial futures contracts	(287,000)	(481,000)	(75,000)	(784,000)	(841,000)
Increase (decrease) in investment advisory fees payable	13,923	(12,966)	677	1,794	18,356
Decrease in interest expense and fees payable	(15,757)	(52,161)	(1,842)	(22,810)	(51,599)
Increase (decrease) in other accrued expenses payable	(3,574)	8,837	6,500	(4,042)	24,212
Increase (decrease) in Officer’s and Directors’ fees payable	(4,069)	32,759	(2,643)	33,355	58,557
Net realized loss on investments	6,921,445	969,429	5,028,816	13,567,227	5,808,014
Net unrealized gain on investments	(33,713,239)	(48,266,170)	(17,382,492)	(53,165,789)	(86,849,217)
Amortization of premium and accretion of discount on investments	1,576,653	3,711,491	617,561	2,194,692	(2,771,616)
Proceeds from sales of long-term investments	172,664,599	179,268,368	53,015,985	163,852,315	266,637,721
Purchases of long-term investments	(152,778,028)	(120,551,679)	(45,400,163)	(156,606,863)	(239,618,879)
Net proceeds from sales (purchases) of short-term securities	11,896,067	1,138,050	(1,629,901)	15,302,262	1,388,076

Net cash provided by operating activities	51,055,213	92,300,989	15,740,627	53,518,783	84,400,583

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	2,190,000	—	8,603,790	6,330,000
Repayments of TOB trust certificates	(31,960,876)	(62,977,213)	(5,851,207)	(29,144,533)	(31,248,470)
Cash dividends paid to Common Shareholders	(19,047,886)	(31,369,745)	(9,890,458)	(32,976,256)	(59,175,972)
Decrease in bank overdraft	(8,272)	(11,227)	(5,388)	(12,526)	(17,395)
Amortization of deferred offering costs	78,500	8,425	6,426	10,742	13,559

Net cash used for financing activities	(50,938,534)	(92,159,760)	(15,740,627)	(53,518,783)	(84,098,278)

Cash
Net increase in cash	116,679	141,229	—	—	302,305
Cash at beginning of year	—	—	—	—	—

Cash at end of year	$116,679	$141,229	—	—	$302,305

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$1,802,385	$2,677,136	$960,292	$3,126,622	$5,288,980

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	47

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.27	$15.18	$13.07		$13.57		$12.27

Net investment income[1]	0.82	0.81	0.86		0.89		0.92
Net realized and unrealized gain (loss)	1.18	(1.87)	2.14		(0.49)		1.26
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.02)

Net increase (decrease) from investment operations	2.00	(1.06)	2.99		0.38		2.16

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.85)	(0.88)		(0.88)		(0.86)

Net asset value, end of year	$14.42	$13.27	$15.18		$13.07		$13.57

Market price, end of year	$12.94	$12.32	$15.55		$12.46		$14.26

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.19%	(7.41)%	23.64%		3.19%		18.04%

Based on market price	12.30%	(16.08)%	32.85%		(6.38)%		33.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.66%	1.52%	[4]	1.30%	[4]	1.28%	[4]

Total expenses after fees waived	1.56%	1.60%	1.46%	[4]	1.23%	[4]	1.15%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.95%	0.97%	1.00%	[4,6]	1.07%	[4]	0.99%	[4]

Net investment income	6.01%	5.36%	6.05%	[4]	6.93%	[4]	6.92%	[4]

Dividends to AMPS Shareholders	—	—	0.04%		0.17%		0.18%

Net investment income to Common Shareholders	6.01%	5.36%	6.01%		6.76%		6.74%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$324,563	$298,707	$341,144		$293,356		$303,667

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$131,000		$131,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000		—		—

Portfolio turnover rate	28%	40%	36%		24%		20%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$80,983		$82,953

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$347,758	$328,021	$360,416		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and/or VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.83	$16.60	$14.31		$14.66		$13.43

Net investment income[1]	0.87	0.88	0.90		0.91		0.87
Net realized and unrealized gain (loss)	1.35	(1.74)	2.28		(0.37)		1.15
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.02)		(0.03)

Net increase (decrease) from investment operations	2.22	(0.86)	3.18		0.52		1.99

Dividends to Common Shareholders from net investment income[2]	(0.91)	(0.91)	(0.89)		(0.87)		(0.76)

Net asset value, end of year	$16.14	$14.83	$16.60		$14.31		$14.66

Market price, end of year	$14.37	$13.66	$16.59		$13.00		$14.02

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.04%	(5.41)%	23.15%		4.21%		15.69%

Based on market price	12.16%	(12.83)%	35.48%		(1.01)%		23.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.40%	1.48%	1.62%		1.50%	[4]	1.11%	[4]

Total expenses after fees waived and paid indirectly	1.40%	1.48%	1.61%		1.49%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.90%	0.92%	1.20%	[6]	1.15%	[4]	0.95%	[4]

Net investment income	5.63%	5.37%	5.79%		6.49%	[4]	6.10%	[4]

Dividends to AMPS shareholders	—	—	—		0.16%		0.20%

Net investment income to Common Shareholders	5.63%	5.37%	5.79%		6.33%		5.90%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$555,127	$510,018	$570,559		$491,798		$503,869

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$166,525

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500		$166,500		—

Portfolio turnover rate	15%	25%	34%		26%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$100,648

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$433,410	$406,317	$442,678		$395,374		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	49

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.28	$15.14	$13.53		$13.82		$12.87

Net investment income[1]	0.79	0.81	0.80		0.86		0.91
Net realized and unrealized gain (loss)	1.00	(1.84)	1.68		(0.26)		0.90
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.04)

Net increase (decrease) from investment operations	1.79	(1.03)	2.48		0.57		1.77

Dividends to Common Shareholders from net investment income[2]	(0.81)	(0.83)	(0.87)		(0.86)		(0.82)

Net asset value, end of year	$14.26	$13.28	$15.14		$13.53		$13.82

Market price, end of year	$12.56	$11.64	$14.52		$12.28		$13.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	14.84%	(6.99)%	19.01%		4.74%		14.62%

Based on market price	15.39%	(14.99)%	25.76%		(3.89)%		26.01%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.54%	1.71%		1.32%	[4]	1.08%	[4]

Total expenses after fees waived	1.55%	1.54%	1.71%		1.31%	[4]	1.07%	[4]

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.96%	0.95%	1.37%	[6]	1.21%	[4]	1.03%	[4]

Net investment income	5.81%	5.41%	5.56%		6.46%	[4]	6.74%	[4]

Dividends to AMPS Shareholders	—	—	—		0.23%		0.28%

Net investment income to Common Shareholders	5.81%	5.41%	5.56%		6.23%		6.46%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$172,575	$160,634	$183,076		$163,276		$166,773

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$87,350

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,300	$87,300	$87,300		$87,300		—

Portfolio turnover rate	17%	14%	19%		18%		18%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$72,733

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$297,681	$284,002	$309,709		$287,029		—

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.17	$15.07	$13.44		$13.89		$12.65

Net investment income[1]	0.78	0.83	0.83		0.87		0.90
Net realized and unrealized gain (loss)	0.97	(1.88)	1.65		(0.44)		1.08
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.04)

Net increase (decrease) from investment operations	1.75	(1.05)	2.48		0.40		1.94

Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.85)	(0.85)		(0.85)		(0.70)

Net asset value, end of year	$14.09	$13.17	$15.07		$13.44		$13.89

Market price, end of year	$12.71	$12.34	$15.11		$12.60		$13.57

Total Return Applicable to Common Shareholders[3]
Based on net asset value	14.21%	(7.33)%	19.10%		3.36%		16.15%

Based on market price	9.95%	(13.40)%	27.38%		(0.81)%		26.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.53%	1.65%		1.34%	[4]	1.11%	[4]

Total expenses after fees waived	1.50%	1.53%	1.65%		1.33%	[4]	1.10%	[4]

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.91%	0.91%	1.27%	[6]	1.14%	[4]	1.00%	[4]

Net investment income	5.82%	5.59%	5.78%		6.55%	[4]	6.69%	[4]

Dividends to AMPS Shareholders	—	—	—		0.21%		0.27%

Net investment income to Common Shareholders	5.82%	5.59%	5.78%		6.34%		6.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$557,606	$521,263	$594,807		$530,058		$547,812

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$247,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700		$247,700		—

Portfolio turnover rate	18%	10%	17%		18%		7%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$80,293

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$325,114	$310,441	$340,132		$313,992		—

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	51

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.64	$15.32	$13.19		$13.67		$12.27

Net investment income[1]	0.89	0.89	0.87		0.89		0.89
Net realized and unrealized gain (loss)	1.18	(1.70)	2.13		(0.48)		1.31
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	2.07	(0.81)	3.00		0.38		2.17

Dividends to Common Shareholders from net investment income[2]	(0.87)	(0.87)	(0.87)		(0.86)		(0.77)

Net asset value, end of year	$14.84	$13.64	$15.32		$13.19		$13.67

Market price, end of year	$13.46	$12.80	$15.81		$12.17		$14.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.23%	(5.66)%	23.45%		3.22%		18.19%

Based on market price	12.35%	(14.21)%	38.08%		(8.12)%		24.03%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.43%	1.57%		1.32%	[4]	1.11%	[4]

Total expenses after fees waived and paid indirectly	1.47%	1.43%	1.56%		1.32%	[4]	1.11%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[5]	0.91%	0.89%	1.19%	[6]	1.12%	[4]	0.97%	[4]

Net investment income	6.35%	5.83%	6.04%		6.85%	[4]	6.73%	[4]

Dividends to AMPS Shareholders	—	—	—		0.22%		0.26%

Net investment income to Common Shareholders	6.35%	5.83%	6.04%		6.63%		6.47%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$1,007,291	$925,812	$1,036,022		$890,985		$920,234

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$356,450

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400		$356,400		—

Portfolio turnover rate	15%	9%	18%		12%		13%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$89,545

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$382,629	$359,768	$390,691		$349,996		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense and fees relate to TOBs and VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g. financial futures contracts) or certain borrowings (e.g. TOBs) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

ANNUAL REPORT	JULY 31, 2014	53

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment

54	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Funds at July 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$99,478,733	$52,497,152	0.06% - 0.31%
MCA	$275,260,658	$127,397,373	0.06% - 0.14%
MYM	$27,198,544	$13,492,998	0.04% - 0.21%
MYN	$173,186,404	$89,734,218	0.06% - 0.26%
MYI	$501,627,020	$262,507,327	0.04% - 0.34%

For the year ended July 31, 2014, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$62,163,328	0.63%
MCA	$161,409,931	0.58%
MYM	$14,250,674	0.53%
MYN	$91,279,772	0.66%
MYI	$272,293,278	0.60%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (e.g. interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and if applicable as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

ANNUAL REPORT	JULY 31, 2014	55

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
		MUE	MCA	MYM	MYN	MYI
	Statements of Assets and Liabilities Location	Derivative Assets
Interest rate contracts	Net unrealized appreciation[1]	$89,940	$84,757	$21,414	$223,415	$54,671

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year ended July 31, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MUE	MCA
Interest rate contracts
Financial futures contracts	$(451,070)	$(825,022)	$89,940	$84,757

	MYM	MYN	MYI	MYM	MYN	MYI
Interest rate contracts
Financial futures contracts	$(85,893)	$(1,722,899)	$(850,330)	$21,414	$223,415	$54,671

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN	MYI
Financial future contracts:
Average number of contracts sold	240	371	40	517	293
Average notional value of contracts sold	$30,069,480	$46,463,398	$5,011,211	$64,655,531	$36,453,379

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

	MUE	MCA	MYM	MYN	MYI
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

56	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the amounts waived were as follows:

	MUE	MCA	MYM	MYN	MYI
Amounts waived	$2,609	$3,283	$73	$5,899	$4,910

The Manager for MUE voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014 the waiver was $157,950.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	MUE	MCA
Purchases	—	$1,567,211
Sales	$4,751,574	—

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were as follows:

	MUE	MCA	MYM	MYN	MYI
Purchases	$139,843,847	$129,984,823	$45,400,163	$153,647,702	$233,090,317
Sales	$166,897,562	$196,591,148	$52,083,661	$160,619,231	$267,337,252

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application of the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUE	MCA	MYM	MYN	MYI
Paid-in capital	$(87,024)	$(11,416)	$(7,994)	$(3,122,695)	$(1,369,531)
Undistributed net investment income	$239,030	$(157,660)	$(6,871)	$(83,502)	$(782,851)
Accumulated net realized loss	$(152,006)	$169,076	$14,865	$3,206,197	$2,152,382

ANNUAL REPORT	JULY 31, 2014	57

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		MUE	MCA	MYM	MYN	MYI
Tax-exempt income[1]	7/31/14	$20,435,946	$32,947,887	$10,727,696	$35,137,105	$62,906,497
	7/31/13	19,163,782	33,161,559	10,957,626	36,363,648	62,440,835
Ordinary income[2]	7/31/14	288	—	8,030	85,982	4,157
	7/31/13	17,315	2,539	4,228	4,934	203,729

Total	7/31/14	$20,436,234	$32,947,887	$10,735,726	$35,223,087	$62,910,654

	7/31/13	$19,181,097	$33,164,098	$10,999,854	$36,368,582	$62,644,564

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	MUE	MCA	MYM	MYN	MYI
Undistributed tax-exempt income	$3,228,707	$5,779,730	$1,248,028	$5,050,487	$14,624,320
Undistributed ordinary income	135	250	—	1,043	—
Capital loss carryforwards	(18,515,112)	(5,347,483)	(6,318,330)	(28,721,985)	(85,462,480)
Net unrealized gains[3]	40,788,899	63,182,451	15,061,925	49,801,086	125,205,454
Qualified late-year losses[4]	(1,007,482)	(1,408,520)	—	(1,045,710)	—

Total	$24,495,147	$62,206,428	$9,991,623	$25,084,921	$54,367,294

[3]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interest in tender option bond trusts and the deferral of compensation to Directors.

[4]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2015	—	—	—	—	$5,979,955
2016	—	—	$714,516	$2,330,288	25,066,903
2017	$3,385,582	—	253,932	2,295,738	21,251,301
2018	6,013,130	$4,809,571	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[5]	9,116,400	537,912	5,349,882	19,438,022	6,704,293

Total	$18,515,112	$5,347,483	$6,318,330	$28,721,985	$85,462,480

[5]	Must be utilized prior to losses subject to expiration.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$410,819,833	$640,665,040	$242,361,344	$747,628,261	$1,222,901,450

Gross unrealized appreciation	$41,669,704	$63,467,264	$15,846,285	$51,926,053	$132,103,797
Gross unrealized depreciation	(876,722)	(67,356)	(665,872)	(1,818,378)	(6,532,117)

Net unrealized appreciation (depreciation)	$40,792,982	$63,399,908	$15,180,413	$50,107,675	$125,571,680

8. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which

58	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, MUE, MYN and MYI invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of their assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of their assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the years ended July 31, 2014 and July 31, 2013, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended	MUE	MCA	MYM	MYN	MYI
July 31, 2014	—	—	—	—	—
July 31, 2013	48,061	35,451	5,323	126,457	221,596

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would

ANNUAL REPORT	JULY 31, 2014	59

Notes to Financial Statements (continued)

adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Each VRDP Fund entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

60	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares successfully remarketed prior to the beginning of the special rate period.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2014 were as follows:

	MCA	MYM	MYN	MYI
Rate	1.01%	1.01%	1.01%	1.01%

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2014.

On June 21, 2012, the VRDP Funds announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	12/31/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. In June 2014 the term date for the VMTP Shares was extended to December 31, 2015. There is no assurance that the term of the Fund’s VMTP Shares will be extended or that the Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

ANNUAL REPORT	JULY 31, 2014	61

Notes to Financial Statements (concluded)

The average annualized dividend rate of the VMTP Shares for the year ended January 31, 2014 for MUE was 1.06%.

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 2, 2014 to Common Shareholders of record on August 15, 2014:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0730
MYM	$0.0660
MYN	$0.0645
MYI	$0.0740

Additionally the Funds declared a net investment income dividend on September 2, 2014 payable to Common Shareholders of record on September 15, 2014 for the same amounts noted above.

The dividends declared on VMTP or VRDP Shares for the period August 1, 2014 to August 31, 2014 were as follows:

	Preferred Shares	Series	Dividends Declared
MUE	VMTP Shares	W-7	$117,039
MCA	VRDP Shares	W-7	$141,685
MYM	VRDP Shares	W-7	$74,289
MYN	VRDP Shares	W-7	$210,782
MYI	VRDP Shares	W-7	$303,282

62	ANNUAL REPORT	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings Quality Fund II, Inc.,

BlackRock MuniYield California Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund II, Inc.,

BlackRock MuniYield New York Quality Fund, Inc.,

and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities including the schedules of investments of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”), as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. as of July 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 24, 2014

ANNUAL REPORT	JULY 31, 2014	63

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA, MYM and MYN, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance

64	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2014	65

Disclosure of Investment Advisory Agreements (continued)

category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MUE noted that for the one-, three- and five-year periods reported, MUE ranked in the second, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MYM noted that for the one-, three- and five-year periods reported, MYM ranked in the second, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MYN noted that for the one-, three- and five-year periods reported, MYN ranked in the first, second and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MYI noted that for the one-, three- and five-year periods reported, MYI ranked in the first, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUE, MYM, MYN and MYI in that it measures a blend of total return and yield.

The Board of MCA noted that for the one-, three- and five-year periods reported, MCA ranked in the first, fourth and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MCA in that it measures a blend of total return and yield. MCA’s Board also noted the Fund’s improved performance during the one-year period. The Board of MCA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. MCA’s Board was informed that, among other things, the most significant factor impacting the Fund’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. In past periods, the Fund held a higher relative level of cash reserves in order to maintain a defensive posture during periods of defensive strategic posturing, which impacted the yield. This has served the Fund well in protecting NAV, but did lead to underperformance in terms of relative accrual and total return when rates fell.

The Board of MCA and BlackRock also discussed BlackRock’s strategy for improving MCA’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of each of MUE and MYI noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

66	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

The Board of each of MCA, MYM and MYN noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2014	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYM and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

68	ANNUAL REPORT	JULY 31, 2014

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. FIynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	JULY 31, 2014	69

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. In 2013, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Directors[5]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[5]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

70	ANNUAL REPORT	JULY 31, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Funds Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the

Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares®

Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management

International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] The address of each Director and Officer is care of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[3] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	The Bank of New York Mellon[4] New York, NY 10286	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[3]	For MUE, MCA and MYI.
[4]	For MYM and MYN.

ANNUAL REPORT	JULY 31, 2014	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on June 30, 2014 for shareholders of record on June 3, 2014 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,129,255	513,695	0	20,122,517	520,433	0	20,125,834	517,116	0
MCA	30,158,798	733,158	0	30,208,038	683,918	0	30,193,263	698,693	0
MYI	63,389,125	1,971,047	0	63,364,708	1,995,464	0	63,154,476	2,205,696	0
MYM	9,736,342	521,684	0	9,764,447	493,579	0	9,765,919	492,107	0
MYN	33,399,706	1,257,280	0	33,537,740	1,119,246	0	33,506,448	1,150,538	0
	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,086,464	556,486	0	20,103,960	538,990	0
MCA	1,665	0	0	30,201,993	689,963	0	30,143,334	748,622	0
MYI	3,564	0	0	62,942,498	2,417,674	0	63,152,353	2,207,819	0
MYM	873	0	0	9,751,466	506,560	0	9,771,252	486,774	0
MYN	2,477	0	0	32,934,554	1,722,432	0	32,776,808	1,880,178	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,112,109	530,841	0	20,114,409	528,541	0	20,121,244	521,706	0
MCA	30,192,732	699,224	0	30,203,687	688,269	0	30,181,043	710,913	0
MYI	63,086,716	2,273,456	0	63,092,582	2,267,590	0	63,124,562	2,235,610	0
MYM	9,733,331	524,695	0	9,742,870	515,156	0	9,667,045	590,981	0
MYN	33,502,910	1,154,076	0	32,871,954	1,785,032	0	33,115,868	1,541,118	0
	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,097,720	545,230	0
MCA	1,665	0	0	30,210,028	681,928	0
MYI	3,564	0	0	63,273,371	2,086,801	0
MYM	873	0	0	9,732,967	525,059	0
MYN	2,477	0	0	33,464,908	1,192,078	0

¹	Voted on by holders of Preferred Shares only.

72	ANNUAL REPORT	JULY 31, 2014

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2014	73

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling (800) 882-0052;

(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

74	ANNUAL REPORT	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2014	75

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS5-7/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$37,063	$36,363	$0	$0	$20,100	$20,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$20,100	$20,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2014.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	11	0	0	0	0	0
	$2.47 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	64	0	0	0	0	0
	$25.76 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	64	0	0	0	0	0
	$25.76 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 1, 2014